UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2011

Cynosure, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51623	04-3125110
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

5 Carlisle Road, Westford, MA		01886
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (978) 256-4200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Cynosure, Inc., a Delaware corporation (“Cynosure”), hereby amends its Current Report on Form 8-K which was initially filed by Cynosure on June 29, 2011, to include the financial statements required by Item 9.01 hereof. These financial statements were intentionally omitted from the initial Current Report on Form 8-K because Cynosure did not have all of the necessary information to file such financial statements on the initial filing date. These financial statements are filed as Exhibits 99.1 and 99.2 to this Amendment No. 1 to Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Audited Annual Carve-out Special Purpose Consolidated Financial Statements of the aesthetic laser business of Hoya Photonics, Inc.:

Consolidated Statements of assets acquired and liabilities assumed as of March 31, 2011 and 2010; Consolidated Statements of revenues and direct expenses for the years ended March 31, 2011 and 2010; and Notes to consolidated financial statements, are filed herewith and attached as Exhibit 99.1

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet of Cynosure and the aesthetic laser business of Hoya Photonics, Inc. as of March 31, 2011, are filed herewith and attached as Exhibit 99.2.

(d)	Exhibits

See the Exhibit Index attached hereto.

This Amendment No. 1 to Current Report on Form 8-K contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this Current Report regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects, plans, objectives of management and expected market growth are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among other things, statements about:

•	our ability to identify and penetrate new markets for our products and technology;

•	our ability to innovate, develop and commercialize new products;

•	our ability to obtain and maintain regulatory clearances;

•	our sales and marketing capabilities and strategy in the United States and internationally;

•	our intellectual property portfolio; and

•	our estimates regarding expenses, future revenues, capital requirements and needs for additional financing.

We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. We have included important factors in the cautionary statements included in our Annual Report on Form 10-K for the year ended December 31, 2010, particularly in Part I — Item 1A and in our other public filings with the Securities and Exchange Commission that could cause actual results or events to differ materially from the forward-looking statements that we make.

You should read this Current Report and the documents that we have filed as exhibits to the Current Report completely and with the understanding that our actual future results may be materially different from what we expect. It is routine for internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections and beliefs upon which we base our expectations are made as of the date of this Current Report and may change prior to the end of each quarter or the year. While we may elect to update forward-looking statements at some point in the future, we do not undertake any obligation to update any forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cynosure, Inc.

Date: September 9, 2011	By:	/S/ Timothy W. Baker
Timothy W. Baker
Executive Vice President and Chief Financial Officer

Exhibit No.	Description

23.1	Consent of Independent Registered Accounting Firm

99.1

Audited Annual Carve-out Special Purpose Consolidated Financial Statements of the aesthetic laser business of Hoya Photonics, Inc.:

Consolidated statements of assets acquired and liabilities assumed as of March 31, 2011 and 2010;

Consolidated statements of revenues and direct expenses for the years ended March 31, 2011 and 2010;

Notes to consolidated financial statements

99.2	The unaudited pro forma condensed combined balance sheet of Cynosure and the aesthetic laser business of Hoya Photonics, Inc. as of March 31, 2011